UNITED STATES SECURITIES AND EXCHANGE COMMISISION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                         (Amending Items 7(a) and 7(b))

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         March 27, 1997
--------------------------------------------------------------------------------

                               World Access, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




   Delaware                   0-19998                        65-0044209
---------------       -----------------------           ----------------------
(State or other      (Commission File Number)               (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)



           945 East Paces Ferry Road
            Suite 2240, Atlanta, GA                           30326
------------------------------------------------        -------------------
    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (404) 231-2025
                                                    -------------------

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits
-----------------------------------------------------------------------------


Item 7 (a).  Financial Statements

Included in this Report are the financial statements of Cellular Infrastructure Supply, Inc. ("CIS") as of December 31, 1996 and for the twelve months then ended. Such financial statements have been audited by the independent accounting firm of Tedder, Grimsley & Company, P.A., whose opinion thereon is also included herein. Prior to January 1, 1996, the operations of CIS were conducted as a sole proprietorship.

The results of operations of CIS have been included in the consolidated financial statements of World Access, Inc. (the "Company") from January 1, 1997, the effective date of the acquisition of CIS.

                      CELLULAR INFRASTRUCTURE SUPPLY, INC.


                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                          Year Ended December 31, 1996

TABLE OF CONTENTS


                                                                       Page No.

INDEPENDENT AUDITOR'S REPORT...............................................1

FINANCIAL STATEMENTS

  Balance Sheet............................................................2

  Statement of Income......................................................3

  Statement of Stockholders' Equity........................................4

  Statement of Cash Flows..................................................5

  Notes to Financial Statements............................................6

                          Independent Auditor's Report



To the Board of Directors
Cellular Infrastructure Supply, Inc.
Burr Ridge, Illinois


We have audited the accompanying consolidated balance sheet of Cellular Infrastructure Supply, Inc. (a Nevada corporation) and subsidiary as of December 31, 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cellular Infrastructure Supply, Inc. and subsidiary as of December 31, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Tedder, Grimsley & Company, P.A.

Tedder, Grimsley & Company, P.A.
May 16, 1997

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
December 31, 1996



ASSETS

CURRENT ASSETS
  Accounts receivable (net of allowance
    for doubtful accounts of $10,000)                            $    850,679
  Inventory                                                           395,000
                                                                 ------------

                                          TOTAL CURRENT ASSETS      1,245,679
                                                                 ------------
EQUIPMENT                                                             310,885

OTHER ASSETS                                                            3,183
                                                                 ------------
                                                                 $  1,559,747
                                                                 ============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Bank overdraft                                                 $     17,352
  Notes payable to stockholders                                       176,000
  Accounts payable                                                    589,622
  Accrued liabilities                                                 186,065
  State income taxes payable                                           61,527
  Note payable                                                        300,000
                                                                 ------------

                                     TOTAL CURRENT LIABILITIES      1,330,566
                                                                 ------------
STOCKHOLDERS' EQUITY
  Common stock                                                            300
  Retained earnings                                                   228,881
                                                                 ------------
                                                                      229,181
                                                                 ------------
                                                                 $  1,559,747
                                                                 ============



See accompanying notes to financial statements.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND  SUBSIDIARY
CONSOLIDATED  STATEMENT OF INCOME
For the Year Ended December 31, 1996



SALES                                                           $  12,839,513

COST OF SALES                                                       8,221,239
                                                                -------------
                                                 GROSS PROFIT       4,618,274

OPERATING EXPENSES                                                    853,064
                                                                -------------
                                       INCOME FROM OPERATIONS       3,765,210

OTHER INCOME                                                            2,935

INTEREST EXPENSE                                                      (22,105)
                                                                -------------
                                          INCOME BEFORE TAXES       3,746,040

PROVISION FOR STATE INCOME TAXES                                       61,527
                                                                -------------
                                                   NET INCOME   $   3,684,513
                                                                =============



See accompanying notes to financial statements.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
For the Year Ended December 31, 1996




                                          Common Stock             Retained
                                       Number       Amount         Earnings
                                     ----------   ----------     ------------

Balance, December 31, 1995                  100   $      100     $    148,405

Issuance of shares                          200          200              -

Dividends                                   -            -         (3,604,037)

Net income                                  -            -          3,684,513
                                     ----------   ----------     ------------

Balance, December 31, 1996                  300   $      300     $    228,881
                                     ==========   ==========     ============





See accompanying notes to financial statements.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                     $  3,684,513
  Adjustments to reconcile net
    income to net cash provided by
    operating activities:
      Provision for inventory write
       down                                                            70,000
      Provision for warranties                                         35,000
      Provision for bad debts                                          10,000
 (Increase) Decrease in:
    Accounts receivable                                              (486,983)
    Inventory                                                        (328,300)
    Other assets                                                       (3,183)
  Increase (Decrease) in:
    Accounts payable                                                  370,396
    Accrued liabilities                                               128,565
    Income taxes                                                       61,527
                                                                 ------------
                                          NET CASH PROVIDED BY
                                          OPERATING ACTIVITIES      3,541,535
                                                                 ------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of equipment                                           (310,885)
                                                                 ------------
                                              NET CASH USED BY
                                          INVESTING ACTIVITIES       (310,885)
                                                                 ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from stockholder notes                                   1,456,600
  Repayment of stockholder notes                                   (1,280,600)
  Proceeds from other notes                                           407,300
  Repayment of other note                                            (132,300)
  Proceeds from sale of stock                                             200
  Payment of accrued dividends                                     (3,690,037)
                                                                 ------------
                                              NET CASH USED BY
                                          FINANCING ACTIVITIES     (3,238,837)
                                                                 ------------
                                          NET DECREASE IN CASH         (8,187)

BANK OVERDRAFT, beginning of year                                      (9,165)
                                                                 ------------
BANK OVERDRAFT, end of year                                      $    (17,352)
                                                                 ============

SUPPLEMENTAL DISCLOSURES:
  Interest paid                                                  $        -
                                                                 ============

  Income taxes paid                                              $        -
                                                                 ============




See accompanying notes to financial statements.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
December 31, 1996



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cellular Infrastructure Supply, Inc. (the "Company") was incorporated in the State of Nevada on December 30, 1994. In January of 1996, the Company formed another Nevada Corporation called Wireless Installation Services, Inc. ("WIS"). WIS is wholly owned subsidiary.

The Company purchases and sells equipment and related design, installation and technical support services to cellular mobile service providers. The wholly owned subsidiary provides installation and de-installation services.

The Company conducts its' operations from its' facilities in Burr Ridge, Illinois; Flanders, New Jersey; and Yuma, Arizona.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All material intercompany transactions between the Company and WIS have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant estimates and assumptions are explained below.

Basis of Accounting

The Company prepares its financial statements using the accrual basis of accounting.

Inventory

Inventories consisting of cellular telephone equipment held for sale are stated at the lower of average cost or market.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
December 31, 1996



Equipment

Equipment is stated at cost. Expenditures for maintenance and repairs are expensed as incurred.

All equipment was purchased during the current year as part of bulk purchases or similar acquisitions. Cost of equipment retained for use as testing equipment by the Company was estimated based on the relative value of such equipment to the value of the total equipment purchased.

The cost estimate was made as of year end, therefore, no depreciation was taken. Depreciation over the estimated useful lives will commence in 1997.

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the accompanying financial statements.

Illinois and New Jersey assess a corporate tax on S Corporations. Provisions for such taxes has been included in the accompanying financial statements.

NOTE B - INVENTORY

Inventory consists of new and used cellular telephone equipment which is held by the Company for sale.

Used equipment is often acquired in a bulk sale transaction. Management allocates the total cost to the items acquired based on relative market values.

The inventory is stated at the lower of average cost or market. Provision is made for the write-off or write down of inventory due to obsolescence or marketability in the period that such obsolescence occurs or when management assesses that marketability is impaired. Provision is also made to write down excess inventory which generally occurs when the Company acquires inventory as part of a bulk purchase.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
December 31, 1996



NOTE C - EQUIPMENT

Equipment at December 31, 1996 consists of the following:

         Test and demonstration equipment             $  281,010
         Office furniture and equipment                   21,375
         Vehicles                                          8,500
                                                      ----------
                                                      $  310,885
                                                      ==========

NOTE D - NOTES FROM STOCKHOLDERS

The Company finances its purchases with short term notes from its' stockholders. The notes outstanding at December 31, 1996 carry interest at 6% and are due on demand. Even though the notes have a stated interest rate, the Company, with the consent of its stockholders, has not paid interest on any stockholder notes.

NOTE E - OTHER NOTE PAYABLE

The note, payable to an individual, carries interest at 8% and is due February 28, 1997.

NOTE F - STOCKHOLDERS' EQUITY

The Company has authorized 2,500 shares of no par common stock, of which 300 shares were issued and outstanding as of December 31, 1996.

NOTE G - CONCENTRATION OF CREDIT RISK

Cash Balances

The Company maintains its cash balances at four financial institutions of which two are located in Chicago, Illinois and two are located in Flanders, New Jersey. Accounts at each institution are insured by Federal Deposit Insurance Corporation up to $100,000. At December 31, 1996, the Company's uninsured cash balances totaled $2,269,877.

Sales

During the current year, the company made 53% of its total sales to four customers.

CELLULAR INFRASTRUCTURE SUPPLY, INC.
  AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
December 31, 1996



NOTE H - RETIREMENT PLAN

The Company maintains a Simplified Employee Pension Plan for the benefit of eligible employees. Employees must have attained the age of twenty-one and performed services for the Company during at least one out of five immediately preceding years. The Company contributes up to 15% of the employees annual compensation. The Company contributed $67,500 during the year ended December 31, 1996.

NOTE I - SUBSEQUENT EVENTS

On March 11, 1997, the stockholders entered into a letter of intent to sell all of their stock in the Company to CIS Acquisition Corp., a subsidiary of World Access, Inc. On March 27, 1997, a definitive agreement, plan of merger and irrevocable proxies were executed by the stockholders.

Item 7 (b).  Pro Forma Financial Information


The  acquisition  of CIS has been  accounted  for using the  purchase  method of accounting. The following unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 reflects the acquisition of CIS as if it had been completed as of January 1, 1996. No pro forma condensed balance sheet has been presented herein because the Company's Report on Form 10-Q for the three months ended March 31, 1997 includes the acquired company.

The pro forma data does not purport to be indicative of the results which would actually have been reported if the acquisition had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical consolidated financial statements of the Company, the financial statements of CIS, and the related notes thereto.


World Access, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 1996


                                                            PRO FORMA         PRO FORMA
                               HISTORICAL      CIS (A)     ADJUSTMENTS         COMBINED
                              ------------  ------------  -------------      ------------
Sales of products             $ 34,411,079  $ 12,839,513  $     (25,000)(B)  $ 47,225,592
Service revenues                16,589,123                                     16,589,123
                              ------------  ------------  -------------      ------------
   Total Sales                  51,000,202    12,839,513        (25,000)       63,814,715

Cost of products sold           21,485,696     8,221,239         22,400 (B)    29,729,335
Cost of services                14,519,917                                     14,519,917
                              ------------  ------------  -------------      ------------
   Total Cost of Sales          36,005,613     8,221,239         22,400        44,249,252

   Gross Profit                 14,994,589     4,618,274        (47,400)       19,565,463

Engineering and development        891,959                                        891,959
Selling, general
  and administrative             6,210,324       853,064                        7,063,388
Amortization of goodwill           533,919                      397,600 (C)       931,519
                              ------------  ------------  -------------      ------------
   Total Operating Expenses      7,636,202       853,064        397,600         8,886,866
                              ------------  ------------  -------------      ------------
   Operating Income              7,358,387     3,765,210       (445,000)       10,678,597

Interest and other income          484,211         2,935                          487,146
Interest expense                  (318,987)      (22,105)      (315,000)(D)      (656,092)
                              ------------  ------------  -------------      ------------
   Income Before
     Income Taxes                7,523,611     3,746,040       (760,000)       10,509,651

Income taxes                       745,069        61,527      1,180,000 (E)     1,986,596
                              ------------  ------------  -------------      ------------

   Net Income                 $  6,778,542  $  3,684,513  $  (1,940,000)     $  8,523,055
                              ============  ============  =============      ============

Net Income Per
  Common Share                $        .46                                   $        .57 (F)
                              ============                                   ============
Weighted Average
  Shares Outstanding            14,423,840                                     14,864,714 (F)
                              ============                                   ============



Notes to Unaudited Pro Forma Consolidated Statement of Operations

(A) Represents results of CIS for the year ended December 31, 1996.

(B) Represents elimination of intercompany shipments and adjustment to depreciation expense based on estimated fair values of assets acquired and useful lives assigned.

(C) Represents adjustment to amortize the excess of cost over the net assets acquired.

(D) Adjustment for estimated interest expense the Company would have incurred had it borrowed the cash paid to the stockholders of CIS.

(E) Adjust CIS provision for income taxes.

(F) Includes shares of Company common stock issued to the stockholders of CIS.

                                    SIGNATURE



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                WORLD ACCESS, INC.




                                                By:  /s/ Mark A. Gergel
                                                   -----------------------------
                                                    Mark A. Gergel
                                                    Its Executive Vice President
                                                    and Chief Financial Officer



Dated as of June 6, 1997

                                  EXHIBIT INDEX




      NO.                                   DESCRIPTION
----------------           ----------------------------------------------

Exhibit No. 23.1           Consent of Tedder, Grimsley & Company, P.A

Exhibit 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference of our report dated May 16, 1997 relating to the financial statements of Cellular Infrastructure Supply, Inc. in the Prospectus constituting part of World Access, Inc.'s Registration Statements on Forms S-3 and S-8. We also consent to the reference to us under the heading "Experts" in each such Prospectus.



/s/ Tedder, Grimsley & Company, P.A.

Tedder, Grimsley & Company, P.A.
June 6, 1997